UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 10, 2024 (September 9, 2024)

Spirit Airlines, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35186	38-1747023
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1731 Radiant Drive
Dania Beach, Florida 33004
(Address of principal executive offices, including zip code)

(954) 447-7920
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SAVE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.
Elavon Agreement

As previously disclosed, on May 21, 2009, Spirit Airlines, Inc. (the “Company”) entered into a Signatory Agreement (U.S. VISA and MasterCard Transactions) with U.S. Bank National Association (the “Card Processing Agreement”), pursuant to which U.S. Bank National Association processes certain payments made to the Company using credit cards bearing the service mark of Visa International, Visa U.S.A. Inc. or MasterCard International Incorporated. On July 2, 2024, the Company entered into a letter agreement which modified the Card Processing Agreement to, among other things, extend the term thereof until December 31, 2025, including automatic extensions for two successive one-year terms (subject to the right of either party to opt out of any extension term by written notice to the other within a specified period of time prior to the commencement of any extension term); provided that if the Company’s senior secured notes due 2025 are not extended or refinanced by September 20, 2024 (the “2025 Notes Extension Deadline”), in a specified minimum outstanding principal amount thereof, then the term will revert to the prior expiration of December 31, 2024 (with no automatic extensions).

On September 9, 2024, the Company entered into a letter agreement (the “Amendment”) which modifies the existing Card Processing Agreement to extend the 2025 Notes Extension Deadline from September 20, 2024 to October 21, 2024.

Additional terms of the Card Processing Agreement (other than those superseded by the Amendment) are described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and the Company’s Current Reports on Form 8-K filed with the SEC on September 14, 2011 and July 9, 2024, respectively, which descriptions are incorporated herein by reference.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which will be filed with the Company’s quarterly report on Form 10-Q.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2024	SPIRIT AIRLINES, INC.

By: /s/ Thomas Canfield
Name: Thomas Canfield
Title: Senior Vice President and General Counsel